UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 5, 2004

MARKWEST HYDROCARBON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14841	84-1352233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.  The exhibit below is being furnished pursuant to Item 12.

Exhibit #	Description

99.1	Press Release dated August 5, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2004, MarkWest Hydrocarbon, Inc. (the “Company”) announced its consolidated financial results for the three and six months ended June 30, 2004.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)
Date:	August 5, 2004
		By:	/s/ James G. Ivey
James G. Ivey, Chief Financial Officer